 Exhibit (32)

CERTIFICATION OF PERIODIC REPORT

I, Preston D. Pinkett III, the Chief Executive Officer and President of City National Bancshares Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)   the Annual Report on Form 10-K of the Company for the year ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company for the periods presented.

/s/Preston D. Pinkett III
Date: July 13, 2012	(Signature)
Preston D. Pinkett III
Chief Executive Officer and President

CERTIFICATION OF PERIODIC REPORT

I, Edward R. Wright, the Chief Financial Officer and Senior Vice President of City National Bancshares Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)   the Annual Report on Form 10-K of the Company for the year ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company for the periods presented.

/s/ Edward R. Wright
Date: July 13, 2012	(Signature)
Edward R. Wright
Chief Financial Officer and Senior Vice President